UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 25, 2025

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801
Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 25, 2025, the Company issued a press release announcing that it and its licensor, SERB S.A. (“SERB”) have entered into a settlement agreement (“Agreement”) with Lupin Ltd. and Lupin Pharmaceuticals, Inc. (collectively, “Lupin”). This Agreement resolves the patent litigation brought by the Company and SERB in response to Lupin’s Abbreviated New Drug Application (“ANDA”) seeking approval to market a generic version of FIRDAPSE® (amifampridine) 10 mg tablets prior to expiration of the applicable patents.

Pursuant to the terms of the Agreement, Lupin will not market its generic version of FIRDAPSE® in the United States any earlier than February 25, 2035, if approved by the U.S. Food and Drug Administration, unless certain limited circumstances customarily included in these types of agreements occur. In accordance with the Agreement, the parties will terminate all ongoing patent litigation between the Company/SERB and Lupin regarding FIRDAPSE® patents pending in the U.S. District Court for the District of New Jersey. The Company previously settled similar litigation regarding ANDA applications for FIRDAPSE® with Teva Pharmaceuticals and Inventia Life Science Pty Ltd.

The Company further reported in the press release that the pending FIRDAPSE® patent litigation against the remaining defendant, Hetero (for all of FIRDAPSE®’s Orange Book-listed patents) is ongoing, and there can be no assurance whether such ongoing patent litigation will allow a generic version of FIRDAPSE® to be marketed in the U.S. prior to February 25, 2035.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by the Company on August 25, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Michael W. Kalb
Michael W. Kalb
Executive Vice President and Chief Financial Officer

Dated: August 25, 2025

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